SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENT
SUBSEQUENT EVENT

NOTE 16 — SUBSEQUENT EVENT

On January 20, 2015, the Board of Directors announced the declaration of a quarterly cash dividend on the Company’s outstanding shares of common stock of $0.05 per share.  The dividend will be payable to stockholders of record as of February 3, 2015 and is expected to be paid on February 24, 2015.

On March 13, 2015, the Board of Directors of the Company completed its second stock repurchase program adopted on October 21, 2014. Under the plan, the Company repurchased 115,000 shares, or approximately 5.0%, of its common stock. The shares were repurchased by the Company at an average price of $13.61 per share.

On March 17, 2015, the Board of Directors of the Company adopted a third stock repurchase program. Under the repurchase program, the Company may purchase up to 110,000 shares of its common stock, or approximately 5.0% of its outstanding shares.